UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2017
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THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.
As previously disclosed, on February 11, 2010, Western Union Financial Services, Inc. (“WUFSI”), a subsidiary of The Western Union Company (the “Company”), entered into a Settlement Agreement, as amended (the “Settlement Agreement”) with the State of Arizona (the “State”). On June 9, 2017, the Superior Court of the State of Arizona In and For the County of Maricopa issued a Final Order Accepting Monitor's Final Report of the Secondary Recommendations Term and Concluding Matter (the “Final Order”), providing that the engagement of the monitor required under the Settlement Agreement terminated effective June 9, 2017.

The foregoing summary of the Final Order does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Final Order, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 7.01	Regulation FD Disclosure.
The Company and the State issued a joint press release on June 12, 2017, which is attached hereto as Exhibit 99.1. The information furnished under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Final Order Accepting Monitor's Final Report of the Secondary Recommendations Term and Concluding Matter Issued June 9, 2017 by the Honorable Warren Granville, Maricopa County Superior Court Judge.
99.1	Joint press release issued by the Company and the State on June 12, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2017	THE WESTERN UNION COMPANY

	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Final Order Accepting Monitor's Final Report of the Secondary Recommendations Term and Concluding Matter Issued June 9, 2017 by the Honorable Warren Granville, Maricopa County Superior Court Judge.
99.1	Joint press release issued by the Company and the State on June 12, 2017.